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                                                                    Exhibit 23-1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 9, 2001 included in this Form 10-K, into the Company's previously filed Registration Statements (File No.'s 333-93053 and 333-52588) on Form S-8.

                                         /s/ Arthur Andersen LLP

                                         Arthur Andersen LLP


San Jose, California
March 30, 2001